Filed Pursuant to Rule 497(e)
Registration No. 033-08746

Supplement dated October 9, 2019
to the
Prospectus and Statement of Additional Information (SAI)
dated February 15, 2019

The Tocqueville Select Fund (the “Select Fund”)
The Tocqueville Phoenix Fund (the “Phoenix Fund”)
each a series of the Tocqueville Trust (the “Trust”)

*** IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION ***

We are pleased to announce that the Board of Trustees (the “Board”) of the Trust has approved: (1) an Agreement and Plan of Reorganization (the “Plan”) whereby the Tocqueville Select Fund (the “Select Fund”) will be reorganized into the Tocqueville Phoenix Fund (the “Phoenix Fund”) (each, a “Fund,” and together, the “Funds”); and (2) the subsequent liquidation and dissolution of the Select Fund, effective on or about November 15, 2019. The reorganization, which is expected to be tax free to the shareholders of the Select Fund and which is subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of the Select Fund to the Phoenix Fund in exchange for shares of the Phoenix Fund, as appropriate. Shareholders of the Select Fund will receive shares of the Phoenix Fund equivalent in aggregate net asset value to the aggregate net asset value of their shares in the Select Fund at the time of the reorganization. The Select Fund will then be liquidated and dissolved. The reorganization is expected to occur on or about November 15, 2019. In accordance with the applicable regulatory requirements, the reorganization only needs to be approved by the Board; consequently, shareholders of each Fund will not be asked to approve the reorganization.

The reorganization will not affect the value of your account in the Select Fund at the time of the reorganization. Tocqueville Asset Management L.P. (the “Advisor”), investment adviser to the Funds, has agreed to assume the costs of the reorganization.

Prior to the reorganization, the Advisor will continue to manage the Select Fund in the ordinary course. The current portfolio managers of the Phoenix Fund, Messrs. J. Dennis Delafield, Joshua Kaufthal and James Maxwell, will remain the portfolio managers after the reorganization.  The Select Fund and Phoenix Fund have the same investment objective of capital appreciation, the same investment policies and materially the same investment strategies.

In approving the reorganization, the Board considered detailed information provided by the Advisor. The Board, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), carefully considered the reorganization and determined unanimously that: (1) the reorganization is in the best interests of the Select Fund and the Phoenix Fund shareholders; (2) the reorganization should not result in a dilution of the interests of shareholders of either Fund; and (3) shareholders of both Funds may benefit over time from enhanced potential for increased economies of scale associated with increased assets, including the potential for decreased total annual portfolio operating expenses.

Existing shareholders of the Select Fund may redeem shares of the Select Fund in the ordinary course through the closing date of the reorganization, as set forth in the Fund’s prospectus. The Select Fund will no longer accept purchases effective November 1, 2019. Purchase and redemption requests received after the closing date will be treated as purchase and redemption requests for shares of the Phoenix Fund. If you have questions about the reorganization you may contact the Trust at 1-800-697-3863.

Filed Pursuant to Rule 497(e)
Registration No. 033-08746

Comparison of Fees and Expenses

The following discussion describes and compares the fees and expenses of the Funds. Expenses of the Funds are based upon the operating expenses as of April 30, 2019. Pro forma fees show estimated expenses of the Phoenix Fund after giving effect to the proposed reorganization. Pro forma numbers are estimated in good faith and are hypothetical.

	Select Fund	Phoenix Fund	Phoenix Fund Pro Forma Combined
Management Fees	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.40%	0.36%	0.36%
Total Annual Portfolio Operating Expenses(1)	1.45%	1.41%	1.41%
Fee Waiver and/or Expense Reimbursement(2)	(0.19)%	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	1.26%	1.26%	1.26%

(1) Please note that the Total Annual Fund Operating Expenses in the table above does not correlate to the ratio of expenses to average net assets found within the “Financial Highlights” section of the Prospectus, because the “Financial Highlights” include only the direct operating expense incurred by the Fund and exclude acquired fund fees and expenses.
(2) The Advisor has contractually agreed to waive the Funds’ management fees and/or reimburse expenses in order to ensure that the Funds’ Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement do not exceed 1.25% of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation).  The Expense Limitation Agreement will remain in effect until at least March 1, 2021 and may not be terminated by the Advisor before such time.

The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the reorganization for the time periods indicated and reflect what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The examples also assume that your investment has a 5% return each year, that each Fund’s operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown.

Expenses After	Select Fund	Phoenix Fund	Phoenix Fund – Pro Forma Combined
1 Year	$128	$128	$128
3 Years	$440	$431	$431
5 Years	$774	$757	$757
10 Years	$1,719	$1,678	$1,678

Please retain this Supplement for reference.